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Exhibit 10.6.1

                        SUBLEASE EXTENSION AND AMENDMENT

     THIS SUBLEASE EXTENSION AND AMENDMENT, is made as of April 7, 1999, by and between, GENERAL ELECTRIC COMPANY ("Sublessor") and, ENTEX INFORMATION SERVICES, INC. ("Sublessee").

                                   RECITALS:

     WHEREAS, Sublessor and Sublessee are parties to a Sublease dated June 6, 1997 ("Sublease") whereby Sublessor has Subleased to Sublessee 3,808 square feet of net usable space on the first floor of the building located at and commonly known as 6 International Drive, Rye Brook, Westchester County, New York ("Sublease Premises"); and

     WHEREAS, the current term of the Sublease expires on April 29, 2000; and

     WHEREAS, Sublessor and Sublessee desires to extend the term of the Sublease for an additional month commencing April 30, 2000 and ending May 31, 2000 upon the terms and conditions as set forth in this Sublease Extension and Amendment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt of which is acknowledged, Sublessor and Sublessee agree as follows:

     1. The term of the Sublease shall be extended for an additional month commencing April 30, 2000 and terminating May 31, 2000 ("Extension Term").

     2. The provisions of Section 3 of the Sublease are amended to provide that the Base Rent for the Premises during the Extension Term shall be Six Thousand Two Hundred Sixty-Seven and 33/100 Dollars ($6,267.33), which base rent Sublessee agrees to pay to Sublessor monthly, along with all other additional rent as required under Section 3 of the Sublease.

     3 Sublessee shall have no further rights to extend the term of the Sublease.

     4. Except as otherwise modified and amended by the provisions set forth in paragraphs 1 through 3 above, all other terms, covenants, conditions, and provisions of the Sublease shall continue in full force and effect during the Extension Term.


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     IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease
Extension and Amendment as of the date first written above.

                                       SUBLESSOR

                                       GENERAL ELECTRIC COMPANY

/s/ Mary Goos                          By: /s/ R. Palame
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Witness

/s/ Chuck Surum                        Title: Region Mgr.
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Witness


                                       SUBLESSEE

                                       ENTEX INFORMATION SERVICES, INC.

/s/ Betty P. Reed                      By: /s/ George E. Perez
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Witness

/s/ Karen Feldman                      Title: Manager, Enterprise Facilities
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Witness


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